EXHIBIT 99.2
                                                                    ------------










                            AMP-BEST CONSULTING, INC.
                              FINANCIAL STATEMENTS
                           FOR THE THREE MONTHS ENDED
                             MARCH 31, 2006 AND 2005
                                   (UNAUDITED)

                            AMP-BEST CONSULTING, INC.
                          INDEX TO FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (UNAUDITED)



                                TABLE OF CONTENTS



PAGE(S)


Report of Independent Registered Public Accounting Firm                        1

Balance Sheets at March 31, 2006 and 2005 (unaudited)                          2

Statements of Income for the three months
     Ended March 31, 2006 and 2005 (unaudited)                                 3

Statements of Changes in Stockholders' Equity (Deficit) for the
       Three months ended March 31, 2006 and 2005 (unaudited)                  4

Statements of Cash Flows for the three months
     Ended March 31, 2006 and 2005(unaudited)                                5-6

Notes To Financial Statements                                               7-14

                    BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
                          Certified Public Accountants
                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders' of AMP - Best Consulting, Inc.
Syracuse, NY

We have reviewed the accompanying balance sheets of AMP - Best Consulting, Inc. (the "Company") as of March 31, 2006 and 2005 and the related statements of income, changes in stockholders' (deficit), and cash flows for the year then ended. These interim financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.


BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

July 29, 2006





          MEMBER OF:     AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                         NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
                         PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                         NEW YORK STATE SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

                           AMP - BEST CONSULTING, INC.
                                 BALANCE SHEETS
                             MARCH 31, 2006 AND 2005
                                   (UNAUDITED)

                                                  ASSETS
                                                                            2006              2005
                                                                        ------------      ------------

  Cash and cash equivalents                                             $     67,850      $     20,328
  Trade accounts receivable                                                  433,366           422,786
  Prepaid expenses                                                             3,606            19,882
  Inventory                                                                    5,538            12,506
  Due from related parties                                                     7,500             7,500
                                                                        ------------      ------------
        Total current assets                                                 517,860           483,002
                                                                        ------------      ------------

PROPERTY AND EQUIPMENT, net                                                   82,791            61,110
                                                                        ------------      ------------

OTHER ASSETS
Goodwill                                                                     175,000           175,000
Certifications and Licenses                                                   58,370            63,488
Security deposits                                                              1,300             1,300
                                                                        ------------      ------------
        Total other assets                                                   234,670           239,788
                                                                        ------------      ------------

  TOTAL ASSETS                                                          $    835,321      $    783,900
                                                                        ============      ============

                            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Long term debt, current portion                                         $    190,245      $    141,071
Capital lease obligations, current portion                                       820             1,403
Due to related parties                                                       351,000           300,000
   Accounts payable and accrued expenses                                     242,113           124,262
   Unearned revenue                                                           50,320            68,628
Income tax payable                                                              --              25,266
                                                                        ------------      ------------
         Total current liabilities                                           834,498           660,630
                                                                        ------------      ------------

LONG-TERM LIABILITIES
Long term debt, net of current portion                                        66,533            44,874
Capital lease obligation, net of current portion                                --               1,647
                                                                        ------------      ------------
         Total long-term liabilities                                          66,533            46,521
                                                                        ------------      ------------

                      Total liabilities                                      901,031           707,151
                                                                        ------------      ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock, no par value, 200 shares authorized;
    100 shares issued and 75 shares outstanding                               10,000            10,000
  Treasury Stock, 25 shares at cost                                          (15,500)          (15,500)
  Retained Earnings (deficit)                                                (60,210)           82,249
                                                                        ------------      ------------
         Total stockholders' equity (deficit)                                (65,710)           76,749
                                                                        ------------      ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                    $    835,321      $    783,900
                                                                        ============      ============

            The accompanying notes are an integral part of these financial statements.

                           AMP - BEST CONSULTING, INC.
                              STATEMENTS OF INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (UNAUDITED)

                                                                            2006              2005
                                                                        ------------      ------------
SALES, net                                                              $    394,351      $    443,805

COST OF SALES                                                                148,481           156,736
                                                                        ------------      ------------

GROSS PROFIT                                                                 245,870           287,069
                                                                        ------------      ------------

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
     Selling expenses                                                        158,904           176,637
     General and administrative                                               36,424            32,245
     Facility costs                                                           23,474            18,311
                                                                        ------------      ------------
                Total Selling, General and Administrative Expenses           218,802           227,193
                                                                        ------------      ------------

INCOME FROM OPERATIONS                                                        27,068            59,876
                                                                        ------------      ------------

OTHER INCOME (EXPENSE)
     (Interest expense)                                                      (12,439)           (6,803)
     Miscellaneous income                                                     10,318              --
                                                                        ------------      ------------

TOTAL OTHER INCOME (EXPENSE)                                                  (2,121)           (6,803)
                                                                        ------------      ------------

INCOME BEFORE PROVISION FOR INCOME TAXES                                      24,947            53,073

PROVISION FOR INCOME TAXES                                                      --              12,472
                                                                        ------------      ------------

NET INCOME AVAILABLE TO COMMON SHARES                                   $     24,947      $     40,601
                                                                        ============      ============


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                        75                75
                                                                        ============      ============

EARNINGS PER SHARE COMMON STOCK                                         $     332.63      $     541.35
                                                                        ============      ============

            The accompanying notes are an integral part of these financial statements.

                           AMP - BEST CONSULTING, INC.
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005






                                                            Common Stock                                       Total
                                                       -----------------------    Treasury      Retained    Stockholders'
                                                         Shares       Amount       Stock        Earnings   Equity (Deficit)
                                                       ----------   ----------   ----------    ----------    ----------
BALANCE - January 1, 2005                                      75   $   10,000   $  (15,500)   $   41,648    $   36,148

Net income for the three months ended March 31, 2005                                               40,601        40,601
                                                       ----------   ----------   ----------    ----------    ----------

BALANCE - March 31, 2005                                       75   $   10,000   $  (15,500)   $   82,249    $   76,749
                                                       ==========   ==========   ==========    ==========    ==========




BALANCE - January 1, 2006                                      75   $   10,000   $  (15,500)   $  (85,157)   $  (90,657)

Net income for the three months ended March 31, 2006                                               24,947        24,947
                                                       ----------   ----------   ----------    ----------    ----------

BALANCE - December 31, 2005                                    75   $   10,000   $  (15,500)   $  (60,210)   $  (65,710)
                                                       ==========   ==========   ==========    ==========    ==========




            The accompanying notes are an integral part of these financial statements.

                           AMP - BEST CONSULTING, INC.
                            STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (UNAUDITED)

                                                                            2006              2005
                                                                        ------------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                            $     24,947      $     40,601
  Adjustments to reconcile net income to net
   cash provided by operating activities
  Depreciation and amortization                                                5,250             5,000
  Changes in operating assets and liabilities
     (Increase) decrease in:
Trade accounts receivable                                                    (50,450)          (58,192)
Inventory                                                                      1,995             8,308
Prepaid expenses                                                               2,611           (14,499)
Certifications and Licenses                                                     --              (3,046)
      Increase (decrease) in:
Accounts payable and accrued expenses                                         84,586            23,672
Unearned revenue                                                             (16,765)           40,023
Income tax payable                                                              --              12,472
                                                                        ------------      ------------
                      Net cash provided by operating activities               52,174            54,339
                                                                        ------------      ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment                                            (6,500)          (10,899)
                                                                        ------------      ------------
                      Net cash (used in) investing activities                 (6,500)          (10,899)
                                                                        ------------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net repayment to line of credit                                              (10,001)          (70,063)
Net advances of related party debt                                            36,071              --
Repayment of notes payable                                                   (75,165)           (3,360)
Repayment of capital lease                                                      (583)             (514)
                                                                        ------------      ------------
                      Net cash (used in) financing activities                (49,678)          (73,937)
                                                                        ------------      ------------

NET(DECREASE) IN CASH AND CASH EQUIVALENTS                                    (4,004)          (30,497)

CASH- BEGINNING OF PERIOD                                                     71,854            50,825
                                                                        ------------      ------------

CASH - END OF PERIOD                                                    $     67,850      $     20,328
                                                                        ============      ============

            The accompanying notes are an integral part of these financial statements.

                           AMP - BEST CONSULTING, INC.
                      STATEMENTS OF CASH FLOWS (Continued)
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (UNAUDITED)

                                                                            2006              2005
                                                                        ------------      ------------
SUPPLEMENTAL CASH FLOW INFORMATION

During the year, cash was paid for the following:
     Interest expense                                                   $      9,109      $      6,803
                                                                        ============      ============
     Income taxes                                                       $       --        $       --
                                                                        ============      ============




























            The accompanying notes are an integral part of these financial statements.

                            AMP-BEST CONSULTING, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                             MARCH 31, 2006 AND 2005

NOTE 1-     BACKGROUND
            ----------

            AMP-Best Consulting, Inc., ("the Company") is a New York based information technology company, value added reseller and master developer of the Sage Software family of products. Among the solutions we sell and support are: Sage MAS 500 ERP, Sage MAS 90, 200, and 200 SQL, Sage BusinessWorks, Sage MIP, Sage Abra, ACT! by Sage, Sage CRM, Sage FAS Asset Accounting and JobOps.

            Our team supports more than 300 clients nationwide; in manufacturing, custom job shops, the distribution industry, services organizations and non-profit agencies.

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------

            Basis of Presentation
            ---------------------

            The accompanying financial statements of the Company have been prepared on the accrual basis of accounting in accordance with the accounting principles generally accepted in the United States of America. Management believes the assumptions underlying the financial statements are reasonable. However, the financial statements included herein may not necessarily reflect the Company's results of operations, financial position and cash flows in the future.

            Use of Estimates
            ----------------

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

            Cash and Cash Equivalents
            -------------------------

            The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

            The Company maintains cash and cash equivalent balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000. At various times throughout the period, the company had balances on deposits at the financial institutions in excess of federally insured limits.

                            AMP-BEST CONSULTING, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                             MARCH 31, 2006 AND 2005

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------
            (CONTINUED)
            -----------

            Software License Costs
            ----------------------

            Software license costs are recorded at cost, which approximates fair market value as of the date of purchase. These costs represent the purchase of various exploitation rights to certain software, pre - developed codes and systems developed by a non - related third party. These costs are capitalized pursuant to Statement of Financial Accounting Standards ("SFAS") 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed". The carrying value of software license costs are regularly reviewed by the Company and a loss would be recognized if the value of the estimated un - discounted cash flow benefit related to the asset falls below the unamortized cost.

            Intellectual property
            ---------------------

            The Company has developed a software application that is unique to the metal finishing industry. The application combines two existing software programs and assists the companies in the specific identification process for work-in-process costing. The Company does not have any patent on the application, as they do not own the software for which the process is applied. The Company has expensed the costs to Research and Development expenses.

            Revenue Recognition
            -------------------

            The Company recognizes revenues from consulting services as the services are performed. Hardware and software revenues are recognized when the product is shipped to the customer. Support agreement commissions are recognized when payment is received since the Company has no obligation to perform any further services under the agreement.

            Normal and customary payment terms require payment for the software license fees when the product is shipped. Payment for software maintenance is due prior to the commencement of the maintenance period. It is also the Company's policy to not provide customers the right to refund any portion of its license fees.

            With respect to customer support services, upon the completion of one year from the date of sale, considered to be the warranty period, the Company offers customers an optional annual software maintenance and support agreement for subsequent one - year periods. Sales of purchased maintenance and support agreements are recorded as deferred revenues and recognized over the respective terms of the agreements.

                            AMP-BEST CONSULTING, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                             MARCH 31, 2006 AND 2005

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------
            (CONTINUED)
            -----------

            Revenue Recognition (continued)
            -------------------------------

            The Company does not allocate revenues between the software licensing fees and the software maintenance contracts as the one-year warranty period is incidental to the total market value of the product sold. The software maintenance and customer support services are free for the first year the product is licensed (considered to be the warranty period) and is not considered essential to the functionality of the software. The software maintenance and support agreement provides for free software updates, if any, and technical support the customer may need in deploying or changing the original configuration of the software. Generally, customer support in the first year of use is usually limited to installation and connectivity issues with respect to the end user telephone environment. The Company separately records a warranty reserve to account for the estimated costs to provide maintenance of the software.

            Trade Accounts Receivable
            -------------------------

            The Company does not provide for any reserves with regards to the allowances for bad debts. It is the practice of the Company to record full amount of accounts receivable when the invoice to the customer is billed. The customer has 90 days in which to make full payment on the outstanding balance due, or the contract is cancelled. If no payment is received, the receivable is removed along with the corresponding revenue amount. The Company has experienced a minimal amount of removal, since their customers are dependent upon the maintenance of the software.


            Property and Equipment
            ----------------------

            Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Repairs and maintenance costs are expensed, while additions and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in operations.

            Advertising
            -----------

            Advertising and exhibition costs are expensed in the period incurred. For the three months ended March 31, 2006 and 2005, advertising and exhibition costs totaled $365 and $2,222, respectively.

                            AMP-BEST CONSULTING, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                             MARCH 31, 2006 AND 2005

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------
            (CONTINUED)
            -----------

            Research and Development Costs
            ------------------------------

            Research and development costs are charged to expense as incurred.

            Income Taxes
            ------------

            The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards ("SFAS") No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

            Earnings Per Share
            ------------------

            SFAS No. 128, "Earnings Per Share" requires presentation of basic earnings per share ("basic EPS") and diluted earnings per share ("diluted EPS").

            The computation of basic EPS is computed by dividing net income or
            (loss) available to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share gives effect to all dilutive potential common shares outstanding during the period. The Company did not have any common stock equivalents available at March 31, 2006 and 2005, respectively.


                                                 March 31, 2006   March 31, 2005
                                                  ------------     ------------
            Net Income                            $     24,947     $     40,601
                                                  ------------     ------------
            Weighted average number of shares
                outstanding                                 75               75
                                                  ============     ============

            Earings per share                     $     332.63     $     541.35
                                                  ============     ============

                            AMP-BEST CONSULTING, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                             MARCH 31, 2006 AND 2005

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------
            (CONTINUED)
            -----------

            Goodwill and Other Intangible Assets
            ------------------------------------

            In June 2001, the FASB issued Statement No. 142 "Goodwill and Other Intangible Assets". This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition.


            This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements.


NOTE 3-     GOODWILL AND OTHER INTANGIBLE ASSETS
            ------------------------------------

            In December 2003, the Company completed the asset acquisition of Advantium. The Company recorded total consideration for the acquisition of $200,000 comprised of fixed assets of $25,000 and goodwill of $175,000 and a loan payable of $200,000 to Lorraine Nechaeu, owner. This consideration has been allocated to the tangible and identifiable intangible assets acquired according to their respective estimated fair values, with the excess purchase consideration being allocated to goodwill at the closing of the transaction. Goodwill on this transaction amounted to $175,000, which represented amounts paid in excess of the fair market value of the acquired assets.

            Over the years, the Company has acquired licenses from Sage Software and is required to maintain their certifications with Sage, which permits the Company to resell the Sage products. The cost of these licenses and certifications has been recorded as intangible assets in the period when they occurred. Management periodically reviews the value of these assets and will impair them as required.

                            AMP-BEST CONSULTING, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                             MARCH 31, 2006 AND 2005

NOTE 4-     LONG TERM DEBT
            --------------

            The company renewed their line of credit with M&T Bank for an amount up to $200,000. The line is normally renewed annually. The secured line of credit bears interest at prime plus .75% per annum, which can change with the fluctuations in the prime rate. Principal shall be due and payable on demand from the bank. In the three months ended March 31, 2006, the Company drew down $75,000 from its line of credit and repaid $85,000 to its line of credit. As of March 31, 2006 and 2005, the outstanding principal balance was $166,444 and $31,211, respectively.

            On December 17, 2003, the Company entered into an unsecured promissory note totaling $75,000 with M&T Bank. The unsecured note is for a term of 5 years, bears interest at prime plus .75% per annum and is due in monthly installments of principal and interest of $1,406. As of March 31, 2006 and 2005, the outstanding principal balance was $44,501 and $58,087, respectively.

            On October 21, 2005, the Company entered into an unsecured promissory note totaling $50,000 with M&T Bank. The unsecured note is for a term of 5 years, bears interest at prime plus .75% per annum and is due in monthly installments of principal of $833.33 plus interest. As of March 31, 2006, the outstanding principal balance is $45,833.

            Pursuant to the terms of the Advantium Purchase Agreement on December 31, 2003, the Company assumed a liability of $200,000 due and payable to Lorraine Nechaev, who also became the Director of Training Implementation Unit. This loan is due upon demand and the repayment terms are based on 20% of the sales revenue generated by the client list purchased in the agreement. The terms of the loan agreement were negotiated, and $10,318 was discounted from the balance of the loan. This amount has been reflected as "Other income" on the Statements of Income. In addition, the loan agreement did not contain a provision for accrued interest. During the three months ended March 31, 2006, the balance was paid in full.

NOTE 5 -    DUE TO/FROM RELATED PARTIES
            ---------------------------

            At various times during the years, one of the principal officers of the Company has loaned money to the company and has used his personal credit card to fund the working capital needs of the Company. This officer passes interest charges and minimum principal payments onto the company for payments on the loan portions and the company remits payments directly. As of March 31, 2006 and 2005, the outstanding principal balance was $351,000 and $300,000, respectively.

            In 2003, the Company had advanced funds to an officer. There were no repayment terms specific with the advancement, and it is classified as a non-interest bearing loan. The outstanding balance as of March 31, 2006 and 2005 was $7,500 and $7,500, respectively.

                            AMP-BEST CONSULTING, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                             MARCH 31, 2006 AND 2005

NOTE 6 -    PROVISION FOR INCOME TAXES
            --------------------------

            The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

                                                             Three months
                                                            ended March 31,
                                                          2006          2005
                                                        --------      --------
            Federal Income Tax Rate                         15.0%         15.0%
            State Income Tax, Net of Federal Benefit         8.5%          8.5%
            Effect of valuation allowance                  (23.5)%        --
                                                        --------      --------
            Effective Income Tax Rate                      0.0 %          23.5%
                                                        ========      ========

            For income tax purposes, the Company reports as a cash basis entity. For financial reporting purposes, the Company accrues the tax liability as an accrual basis taxpayer. As of March 31, 2006, the Company has net operating loss carry forwards of approximately $70,000 that were utilized to offset future taxable income for Federal income tax purposes through 2025. Utilization of these net loss carry forwards is subject to the limitations of Internal Revenue Code Section 382.

            Because of the current uncertainty of realizing the benefit of the tax carry forward, a valuation allowance equal to the tax benefit for deferred taxes has been established. The full realization of the tax benefit associated with the carry forward depends predominantly upon the Company's ability to generate taxable income during the carry forward period.

NOTE 7-     STOCKHOLDERS' EQUITY
            --------------------

            The Company currently has 1 class of common stock authorized. There are 200 shares authorized of no par value common stock, 100 shares issued, and 75 shares currently outstanding at March 31, 2006 and 2005, respectively. In 2003, the Company acquired the 25 shares of one of the original owners, and placed the shares into Treasury. The net amount paid for the stock was $15,500, which has been charged to treasury stock on the balance sheet. There have been no additional issuances of the Company's stock since inception.

                            AMP-BEST CONSULTING, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                             MARCH 31, 2006 AND 2005

NOTE 8-     RELATED PARTY TRANSACTIONS
            --------------------------

            As previously disclosed, the Company has been advanced funds to cover day-to-day operations when cash flow was minimal by an officer and shareholder of the Company. Repayments were made directly by the Company to the lending institution where the funds were borrowed.

            The Company's main office is located in Syracuse, New York. The building is owned by one of the officers of the Company on a month-to-month lease term. The Company leases the office space from said related party. The lease agreement calls for a monthly fee of $1,500, plus utilities. All lease payments are charged to rent expense, and the utilities are charged to operations. Amounts charged to operations for the three months ended march 31, 2006 and 2005 was $4,500 and $4,500, respectively.


NOTE 9-     SUBSEQUENT EVENTS
            -----------------

            SALE OF COMPANY TO SWK TECHNOLOGIES, INC.
            -----------------------------------------

            On May 31, 2006, the owners of the Company completed the transfer of the operations of the Company to SWK Technologies, Inc, a wholly owned subsidiary of Trey Resources, Inc. Pursuant to the Asset Purchase Agreement dated May 31, 2006, SWK acquired the name of the Company and certain assets and they assumed certain liabilities in exchange for $60,000 in cash, a $380,000 five year unsecured promissory note to Crandall Melvin III and 6,000,000 restricted shares of Trey Resources, Inc. Class A Common Stock. SWK immediately transferred the employees of the Company to the SWK payroll and assumed the open obligations for unfilled orders and maintenance for the existing customers. Immediately prior to the completion of the acquisition, Mr. Melvin paid down the line of credit with M&T Bank and settled the loan with Lorraine Nechaeu. Cash available in the cash account and proceeds of the collections of accounts receivables will be used to pay down the outstanding accounts payable and settle accrued liabilities. Excess cash will be distributed to Mr. Melvin and the Company will be closed in due course.

            NAME CHANGE
            -----------

            The Company applied to the New York Department of State an application to have the Company name changed from "AMP - Best Consulting, Inc." to "6834 Buckley Road, Inc.". The application was approved by the State on July 17, 2006.

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